UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934 (Amendment No.  )

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Your Vote Counts! OMNICOM GROUP INC. 280 PARK AVENUE NEW YORK, NY 10017 OMNICOM GROUP INC. You invested in OMNICOM GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 6, 2025. Vote Virtually at the Meeting* May 6, 2025 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/OMC2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V66537-P28181 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2025 Annual Meeting Vote by May 5, 2025 11:59 PM ET. For shares held in a Plan, vote by May 1, 2025 11:59 PM ET.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors.	
	Nominees:	
1a.	John D. Wren	For
1b.	Mary C. Choksi	For
1c.	Leonard S. Coleman, Jr.	For
1d.	Mark D. Gerstein	For
1e.	Ronnie S. Hawkins	For
1f.	Deborah J. Kissire	For
1g.	Gracia C. Martore	For
1h.	Patricia Salas Pineda	For
1i.	Linda Johnson Rice	For
1j.	Cassandra Santos	For
1k.	Valerie M. Williams	For
2.	Advisory resolution to approve executive compensation.	For
3.	Ratification of the appointment of KPMG LLP as the Company's independent auditors for the 2025 fiscal year.	For
4.	Shareholder proposal regarding an independent Board Chairman.	Against

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